SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): August 14, 2002



                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                  1-3011             36-2443580
            (State or other           (Commission       (I.R.S. Employer
   jurisdiction of incorporation)     File Number)      Identification No.)



   1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA            55415
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 14, 2002, Richard M. Rompala, Chief Executive Officer, and Paul C. Reyelts, Chief Financial Officer, of The Valspar Corporation, signed and submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) Exhibits

                      99.1 Statement Under Oath of Principal Executive Officer filed August 14, 2002
                      99.2 Statement Under Oath of Principal Financial Officer filed August 14, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE VALSPAR CORPORATION



Dated: August 14, 2002                           By: /s/ Rolf Engh
                                                     ---------------------------
                                                 Name:  Rolf Engh
                                                 Title: Secretary